Financial News Release
Advanced Energy Announces Second Quarter 2017 Results

•	Q2 Revenue increased 40% y/y and 11% q/q to $165.9 million

•	Q2 GAAP EPS from continuing operations was $1.14

•	Q2 Non-GAAP EPS from continuing operations was $1.22

Fort Collins, Colo., July 31, 2017 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the second quarter ended June 30, 2017. The company reported second quarter sales of $165.9 million. Second quarter GAAP income from continuing operations was $45.9 million, or $1.14 per diluted share. Non-GAAP income from continuing operations was $49.2 million, or $1.22 per diluted share.
“Building on our continuous innovation, early stage engagement with customers and operational excellence led to outstanding results this quarter,” said Yuval Wasserman, president and CEO. “The complexity of advanced processing technologies is driving increased power content, fueling our record semiconductor growth. Our industrial business continues to grow, aided by new applications and the expansion of our addressable market. With strong cash generation, we are executing on our acquisition strategy and making headway on our aspirational goals.”

Second Quarter Results
Sales were $165.9 million compared with $149.4 million in the first quarter of 2017 and $118.8 million in the second quarter of 2016.
GAAP income from continuing operations was $45.9 million or $1.14 per diluted share in the second quarter of 2017 compared with $35.4 million or $0.88 per diluted share in the prior quarter, and $27.3 million or $0.68 per diluted share in the second quarter of 2016.
Non-GAAP income from continuing operations was $49.2 million or $1.22 per diluted share in the second quarter of 2017 compared with $41.9 million or $1.04 per diluted share in the prior quarter, and $29.2 million or $0.73 per diluted share in the same period last year. A reconciliation of non-GAAP measures is provided in the tables below.
The company generated $64.0 million of operating cash from continuing operations.

Discontinued Operations
The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for both the balance sheet and income statement. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2016 Annual Report on Form 10-K.

Third Quarter 2017 Guidance
Based on the company's current view, beliefs and assumptions, guidance for the third quarter of 2017 is within the following ranges:

Q3 2017
Revenues	$160M - $170M
GAAP operating margins from continuing operations	27% - 29%
GAAP EPS from continuing operations	$1.02 - $1.12
Non-GAAP operating margins from continuing operations	30% - 32%
Non-GAAP EPS from continuing operations	$1.10 - $1.20

Second Quarter 2017 Conference Call
Management will host a conference call tomorrow morning, Tuesday, August 1, 2017 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy's financial results. Domestic callers may access this conference call by dialing 855-232-8958. International callers may access the call by dialing 315-625-6980. Participants will need to provide the operator with the Conference ID Number 42118693, which has been reserved for this call. For a replay of this teleconference, please call 855-859-2056 or 404-537-3406 and enter Conference ID Number 42118693. The replay will be available for one week following the conference call. A webcast will also be available on the company’s Investor Relations web page at http://ir.advanced-energy.com.

About Advanced Energy
Advanced Energy (NASDAQ: AEIS) is a global leader in innovative power and control technologies for high-growth, precision power solutions for thin films processes and industrial applications. Advanced Energy is headquartered in Fort Collins, Colorado, with dedicated support and service locations around the world. For more information, go to www.advanced-energy.com.
Advanced Energy and the Advanced Energy logo are trademarks of Advanced Energy Industries, Inc. or one of its Affiliates in the United States and elsewhere.

For more information, contact:

Tom Liguori Advanced Energy Industries, Inc. (970) 232-8096 Tom.Liguori@aei.com	Annie Leschin Advanced Energy Industries, Inc. (970) 407-6555 ir@aei.com

Non-GAAP Measures
This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock based compensation and amortization of intangible assets, as well as non-recurring items such as acquisition-related costs. For the third quarter ending September 30, 2017 guidance, the company expects stock based compensation of $3.3 million and amortization of intangibles of $1.0 million. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements
The company’s guidance with respect to anticipated financial results for the third quarter ending September 30, 2017, potential future growth and profitability , our future business mix, expectations regarding future market trends and the company’s future performance within specific markets (e.g., statements regarding anticipated semiconductor and industrial market growth) and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (e) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (f) the accuracy of the company's assumptions on which its financial statement projections are based; (g) the impact of price changes, which may result from a variety of factors; (h) the timing of orders received from customers; (i) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (j) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; and (k) unanticipated changes to management's estimates, reserves or allowances. These and other risks are described in Advanced Energy's Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC's website at www.sec.gov. Copies may also be obtained from Advanced Energy's investor relations page at http://ir.advanced-energy.com or by contacting Advanced Energy's investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016

Sales:
Product	$143,288	$100,752	$128,827	$272,115	$187,045
Service	22,584	18,013	20,524	43,108	34,764
Total sales	165,872	118,765	149,351	315,223	221,809
Cost of sales:
Product	66,491	47,334	60,117	126,608	88,149
Service	12,240	9,385	10,403	22,643	18,154
Total cost of sales	78,731	56,719	70,520	149,251	106,303
Gross profit	87,141	62,046	78,831	165,972	115,506
	52.5%	52.2%	52.8%	52.7%	52.1%
Operating expenses:
Research and development	14,610	11,266	12,503	27,113	22,031
Selling, general and administrative	23,790	19,377	22,098	45,888	37,393
Amortization of intangible assets	974	1,074	962	1,936	2,132
Total operating expenses	39,374	31,717	35,563	74,937	61,556
Operating income	47,767	30,329	43,268	91,035	53,950
Other (expense) income, net	(83)	836	(3,208)	(3,291)	1,193
Income from continuing operations before income taxes	47,684	31,165	40,060	87,744	55,143
Provision for income taxes	1,811	3,911	4,619	6,430	7,669
Income from continuing operations, net of income taxes	45,873	27,254	35,441	81,314	47,474
Income from discontinued operations, net of income taxes	179	3,277	2,094	2,273	5,338
Net income	$46,052	$30,531	$37,535	$83,587	$52,812

Basic weighted-average common shares outstanding	39,849	39,672	39,738	39,793	39,750
Diluted weighted-average common shares outstanding	40,250	39,969	40,179	40,212	40,046

Earnings per share:

Continuing operations:
Basic earnings per share	$1.15	$0.69	$0.89	$2.04	$1.19
Diluted earnings per share	$1.14	$0.68	$0.88	$2.02	$1.19

Discontinued operations:
Basic earnings per share	$0.00	$0.08	$0.05	$0.06	$0.13
Diluted earnings per share	$0.00	$0.08	$0.05	$0.06	$0.13

Net income:
Basic earnings per share	$1.16	$0.77	$0.94	$2.10	$1.33
Diluted earnings per share	$1.14	$0.76	$0.93	$2.08	$1.32

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30,	December 31,
	2017	2016
ASSETS	Unaudited

Current assets:
Cash and cash equivalents	$358,937	$281,953
Restricted cash	17,732	—
Marketable securities	4,096	4,737
Accounts receivable, net	60,791	75,667
Inventories, net	75,557	55,770
Income taxes receivable	2,047	1,482
Other current assets	9,930	9,324
Current assets of discontinued operations	8,058	9,401
Total current assets	537,148	438,334

Property and equipment, net	14,537	13,337

Deposits and other	2,046	1,835
Goodwill and intangibles, net	71,405	70,196
Deferred income tax assets	32,328	32,197
Non-current assets of discontinued operations	15,631	15,630
Total assets	$673,095	$571,529

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$49,430	$46,255
Other accrued expenses	45,815	35,372
Current liabilities of discontinued operations	9,185	13,419
Total current liabilities	104,430	95,046

Non-current liabilities of continuing operations	65,037	63,252
Non-current liabilities of discontinued operations	18,240	21,157
Long-term liabilities	83,277	84,409

Total liabilities	187,707	179,455

Stockholders' equity	485,388	392,074
Total liabilities and stockholders' equity	$673,095	$571,529

December 31, 2016 amounts are derived from the December 31, 2016 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$83,587	$52,812
Income from discontinued operations, net of income taxes	2,273	5,338
Income from continuing operations, net of income taxes	81,314	47,474

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,219	4,045
Stock-based compensation expense	7,254	2,998
Loss on foreign exchange hedge	3,489	—
Net loss on disposal of assets	65	213
Changes in operating assets and liabilities, net of assets acquired	10,272	(6,646)
Net cash provided by operating activities from continuing operations	106,613	48,084
Net cash used in operating activities from discontinued operations	(6,396)	(4,563)
Net cash provided by operating activities	100,217	43,521
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(19)	(745)
Proceeds from sale of marketable securities	723	6,921
Restricted Cash	(17,732)	—
Purchase of foreign exchange hedge	(3,489)	—
Purchases of property and equipment	(3,408)	(2,865)
Net cash (used in) provided by investing activities from continuing operations	(23,925)	3,311
Net cash used in investing activities from discontinued operations	—	—
Net cash (used in) provided by investing activities	(23,925)	3,311
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	(1,877)	1,621
Other financing activities	3	(2)
Net cash (used in) provided by financing activities from continuing operations	(1,874)	1,619
Net cash used in financing activities from discontinued operations	—	(24)
Net cash (used in) provided by financing activities	(1,874)	1,595
EFFECT OF CURRENCY TRANSLATION ON CASH	1,216	(729)
INCREASE IN CASH AND CASH EQUIVALENTS	75,634	47,698
CASH AND CASH EQUIVALENTS, beginning of period	289,517	169,720
CASH AND CASH EQUIVALENTS, end of period	365,151	217,418
Less cash and cash equivalents from discontinued operations	6,214	8,145
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$358,937	$209,273
December 31, 2016 amounts are derived from the December 31, 2016 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.
SELECTED OTHER DATA (UNAUDITED)
(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016

Gross Profit from continuing operations, as reported	$87,141	$62,046	$78,831	$165,972	$115,506
Operating expenses from continuing operations, as reported	39,374	31,717	35,563	74,937	61,556
Adjustments:
Stock-based compensation	(3,856)	(1,569)	(3,398)	(7,254)	(2,998)
Amortization of intangible assets	(974)	(1,074)	(962)	(1,936)	(2,132)
Acquisition-related costs	(150)	—	—	(150)	—
Non-GAAP operating expenses from continuing operations	34,394	29,074	31,203	65,597	56,426
Non-GAAP operating income from continuing operations	$52,747	$32,972	$47,628	$100,375	$59,080

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016

Gross Profit from continuing operations, as reported	52.5%	52.2%	52.8%	52.7%	52.1%
Operating expenses from continuing operations, as reported	23.7	26.7	23.8	23.8	27.8
Adjustments:
Stock-based compensation	(2.3)	(1.4)	(2.3)	(2.3)	(1.3)
Amortization of intangible assets	(0.6)	(0.9)	(0.6)	(0.6)	(1.0)
Acquisition-related costs	(0.1)	—	—	—	—
Non-GAAP operating expenses from continuing operations	20.7	24.4	20.9	20.9	25.5
Non-GAAP operating income from continuing operations	31.8%	27.8%	31.9%	31.8%	26.6%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016

Income from continuing operations, net of income taxes, as reported	$45,873	$27,254	$35,441	$81,314	$47,474
Adjustments:
Stock-based compensation	3,856	1,569	3,398	7,254	2,998
Amortization of intangible assets	974	1,074	962	1,936	2,132
Loss on foreign exchange hedge	—	—	3,489	3,489	—
Acquisition-related costs	150	—	—	150	—
Tax effect of Non-GAAP adjustments	(1,629)	(711)	(1,396)	(3,025)	(1,366)
Non-GAAP income from continuing operations, net of income taxes	$49,224	$29,186	$41,894	$91,118	$51,238

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2017	2016	2017	2017	2016

Diluted earnings per share from continuing operations, as reported	$1.14	$0.68	$0.88	$2.02	$1.19
Add back:
per share impact of Non-GAAP adjustments, net of tax	0.08	0.05	0.16	0.25	0.09
Non-GAAP per share earnings from continuing operations	$1.22	$0.73	$1.04	$2.27	$1.28

Reconciliation of Q3 2017 Guidance
	Low End	High End

Revenue	$160 million	$170 million

Reconciliation of Non-GAAP operating margin
GAAP operating margin	27%	29%
Stock-based compensation	2%	2%
Amortization of intangible assets	1%	1%
Non-GAAP operating margin	30%	32%

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$1.02	$1.12
Stock-based compensation	0.08	0.08
Amortization of intangible assets	0.03	0.03
Tax effects of excluded items	(0.03)	(0.03)
Non-GAAP earnings per share	$1.10	$1.20